Supplement dated October 19, 2012 to the Flexible Premium Variable Annuity

VAROOM and VAROOM II Prospectuses Dated May 1, 2012

Issued by Integrity Life Insurance Company Through its Separate Account I

This is a supplement to the prospectuses identified above.  This supplement describes changes to the ETFs available through the Subaccounts of your VAROOM variable annuity.  Please retain this supplement for future reference.

The names of the following ETFs will change as indicated below.

Current Name	New Name
iShares® S&P 500 Index Fund	iShares® Core S&P 500 ETF
iShares® S&P MidCap 400 Index Fund	iShares® Core S&P Mid-Cap ETF
iShares® S&P SmallCap 600 Index Fund	iShares® Core S&P Small-Cap ETF
iShares® Barclays Aggregate Bond Fund	iShares® Core Total U.S. Bond Market ETF
Vanguard® Tax-Managed International Fund, MSCI EAFE ETF Shares	Vanguard® Tax-Managed International Fund, FTSE Developed Markets ETF Shares
Vanguard® Mega Cap 300 Index Fund, ETF Shares	Vanguard® Mega Cap Index Fund, ETF Shares

Wherever the current names of these Funds appear in the prospectuses, they are hereby replaced with the new names.

In Part 1 - Fees and Expense Tables and Summary of Contract, in the section titled “Total Annual Fund Operating Expenses,” the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time you own the contract is replaced with the following:

Minimum: 0.07%                     Maximum: 0.50%

In the table of gross annual Fund expenses(1) as a percentage of average net assets in each Fund, the following new information replaces the current information for the Funds listed.  All other information in the table remains the same:

Fund	Management Fees	12b-1 Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Gross Expenses
iShares Core S&P 500 ETF (2)	0.07%	0.00%	0.00%	0.00%	0.07%
iShares Core S&P Mid-Cap ETF (2), (3)	0.15%	0.00%	0.00%	0.01%	0.16%
iShares Core S&P Small-Cap ETF (2), (3)	0.16%	0.00%	0.00%	0.02%	0.18%
iShares Core Total U.S. Bond Market ETF (2), (3)	0.08%	0.00%	0.00%	0.00%	0.08%

(1) Each Fund’s expenses were provided by the Fund.  We have not independently verified the information.  Current or future expenses may be greater or less than those shown.  More details concerning each Fund’s fees and expenses are contained in the prospectus for each Fund.

(2)The iShares Trust’s investment advisory agreement provides that the Fund’s advisors will pay all operating expenses of the Fund, except interest expense, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

(3) “Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies.  The effect of Acquired Fund Fees and Expenses is included in the total returns of the Fund.

In Part 3 - Your Investment Options, in the section titled “The Fund Families and the Funds” the following paragraphs are replaced as indicated.

The description of the Vanguard Emerging Markets Stock Index Fund, ETF Shares is replaced with:

Vanguard Emerging Markets Stock Index Fund, ETF Shares

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.  The Fund employs a passive management, or indexing, investment approach by investing substantially all of its assets in the common stocks included in the FTSE Emerging Index.

The description of the Vanguard Large-Cap Index Fund, ETF Shares is replaced with:

Vanguard Large-Cap Index Fund, ETF Shares

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.  The Fund employs a passive management, or indexing, investment approach designed to track the performance of the CRSP US Large Cap Index.

The name and description of the Vanguard Mega Cap 300 Index Fund, ETF Shares is replaced with:

Vanguard Mega Cap Index Fund, ETF Shares

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States.  The Fund employs a passive management, or indexing, investment approach designed to track the performance of the CRSP US Mega Cap Index.

The name and description of the Vanguard Tax-Managed International Fund, MSCI EAFE ETF Shares is replaced with:

Vanguard Tax-Managed International Fund, FTSE Developed Markets ETF Shares

The Fund seeks to provide a tax-efficient investment return consisting of long-term capital appreciation.  The Fund purchases stocks included in the FTSE Developed ex North America Index.